Exhibit 99.3

VCA INC.
Company Profile


VCA

A Dedicated Network of Pet Lovers

In all VCA companies, comprehensive care is part of our paw print. VCA Animal Hospitals offer services from basic to specialized TLC. Antech Diagnostics and Sound™ Technologies, Inc. offer cutting edge technologies. And at Camp Bow Wow, playtime is the priority.

With top-notch veterinary hospitals nationwide, cutting-edge digital imaging diagnostics, extensive education programs, and fun-loving camps for dogs, VCA brings all its divisions together with one mission: where your pet's health is our top priority and excellent service is our goal.

+23,000
Employees

$2.1B
Consolidated 2015 Revenue

Bob Antin
Chief Executive Officer

Art Antin
Chief Operating Officer

Neil Tauber
Senior Vice President of Development

Tom Fuller
Chief Financial Officer

VCA Animal Hospitals

VCA's animal hospital division is the leading network for free-standing hospitals which operates in 43 U.S. states and 5 Canadian provinces. The network is comprised of general practice hospitals as well as specialty and emergency hospitals.

+20,000
Employees

$1.7B
2015 Revenue

+4,000
Veterinarians

796
Animal Hospitals
- 712 (U.S.)
- 84 (Canada)

Doug Drew
President, Domestic Hospitals

Stefan Horsky
President, Canadian Hospitals

Dr. Todd Tams, DVM, DACVIM
Chief Medical Officer

Antech Diagnostics

ANTECH DIAGNOSTICS

Antech Diagnostics is the leading provider of reference laboratory services to over 100 cities in the U.S. and Canada. Antech has over 10,000 courier pickups from animal hospitals each day, with over 80% of its clients receiving pickups 2 to 3 times daily.

+1,500
Employees

$394M
2015 Revenue

60
Laboratories

+17,000
Animal Hospitals Serviced

+13M
Requisitions Processed Per Year

Josh Drake
President

Sound

sound

Sound is a leading global provider of diagnostic imaging equipment to the veterinary industry. Sound is both the market share leader in Digital Radiography and Ultrasonography equipment, as well as a leading provider of education and training in digital imaging diagnostics.

150
Employees

7,500+
Animal Hospitals Serviced

Tom Jacobi
President

Camp Bow Wow

CAMP BOW WOW

Camp Bow Wow is the largest franchiser in the industry that provides doggie day care, boarding, training and in-home pet care. Camp Bow Wow is a premium service provider in the markets it serves, allowing dog to play freely and pet owners to check on their dogs throughout the days using live webcams.

250
Employees

137
Camps

Christina Russelli
President

Forward Looking Statements

This document contains forward-looking statements within the meaning of the securities laws with respect to the proposed transaction between the Company, Mars and certain subsidiaries of Mars. We have included herein statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We generally identify forward-looking statements in this document using words like “believe,” “intend,” “expect,” “estimate,” “may,” “plan,” “should,” “could,” “forecast,” “looking ahead,” “possible,” “will,” “project,” “contemplate,” “anticipate,” “predict,” “potential,” “continue,” or similar expressions. You may find some of these statements below and elsewhere in this document. These forward-looking statements are not historical facts and are inherently uncertain and outside of our control. Any or all of our forward-looking statements in this document may turn out to be incorrect. They can be affected by inaccurate assumptions we might make, or by known or unknown risks and uncertainties. Many factors mentioned in our discussion in this document will be important in determining future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; (ii) the failure to satisfy or obtain waivers of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of certain governmental and regulatory approvals; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans and operations of the Company, including the risk of adverse reactions or changes to business relationships with customers, suppliers and other business partners of the Company; (vi) potential difficulties in the hiring or retention of employees of the Company as a result of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) potential litigation relating to the merger agreement or the proposed transaction; (ix) unexpected costs, charges or expenses resulting from the proposed transaction, (x) competitive responses to the proposed transaction; and (xi) legislative, regulatory and economic developments.

The foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect the Company’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2016, and the Company’s more recent reports filed with the SEC. The Company can give no assurance that the conditions to the proposed transaction will be satisfied, or that it will close within the anticipated time period. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which statements were made. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This document is being made in respect of the proposed transaction between the Company, Mars and certain subsidiaries of Mars. In connection with the proposed transaction, the Company will file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. The Company also plans to file with the SEC other documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and form of proxy will be mailed to the stockholders of the Company. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://investor.vca.com).

Participants in Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company and its directors, executive officers and certain employees may be deemed to be participants in the solicitations of proxies from the Company’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed transaction. Information about the persons who may, under the SEC rules, be considered to be participants in the solicitation of stockholders of the Company in connection with the proposed transaction, is set forth in the proxy statement for the Company’s 2016 Annual Meeting of Stockholders filed with the SEC on March 4, 2016. Stockholders may obtain additional information regarding the direct and indirect interests of any such persons who may, under the SEC rules, be considered to be participants in the solicitation of stockholders of the Company in connection with the proposed transaction, including the interests of the Company’s directors and executive officers in the proposed transaction, which may be different than those of the stockholders of the Company generally, by reading the proxy statement and other relevant documents regarding the proposed transaction when they become available, which the Company will file with the SEC. Copies of these documents (when they become available) may be obtained free of charge as described in the preceding paragraph.